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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-58175




                        SUPPLEMENT TO THE PROSPECTUS OF
               MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST

                              DATED MARCH 30, 1999


     The Investment Manager has agreed to continue to waive its compensation under its management agreement with the Fund and to assume operating expenses of the Fund (except for any brokerage fees) through December 31, 2000, to the extent necessary to maintain such expenses and compensation at 0.55% of the Fund's daily net assets on an annualized basis.



November 15, 1999